Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 24, 2015 Freestone Resources, Inc. (“Freestone” or the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Company and IWSI Profit Sharing Plan (“IWSI”) for one hundred percent of the common stock of C.C. Crawford Retreading Company, Inc. (“CTR”).

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared for informational purposes only. The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations include certain pro forma adjustments that do not reflect any operating efficiencies or inefficiencies that resulted from the purchase of CTR from IWSI. Thus, the pro forma data provided herein is not necessarily indicative of results that would have been achieved if the companies were combined during the periods presented in the pro forma presentation or results that the Company will experience in the future.

The historical financial information has been adjusted in the Unaudited Pro Forma Condensed Consolidated Financial Statements to demonstrate pro forma events that are (a) factually supportable, (b) directly attributed to the acquisition of CTR by the Company, and (c) with respect to the statements of earnings, are expected to have a continuing impact on the combined results of Freestone and CTR. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) the historical consolidated financial statements and the accompanying notes of the Company, which are included in the Company’s Annual Report on Form 10K for the year ended June 30, 2014; (ii) the historical condensed consolidated financial statements of the Company included in Company's Quarterly Report on Form 10Q for the quarter ended March 31, 2015; (iii) and the audited financial statements for CTR for the years ended June 30, 2015 and 2014 included in this Amendment No. 1 to Current Report on Form 8K.

1

FREESTONE RESOURCES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2015

			Pro Forma
	Freestone	CTR	Adjustments		Combined

ASSETS

Current Assets
Cash	$91,850	$25,349	$		$117,199
Accounts receivable, net	1,520	82,996			84,516
Inventory	—	34,101	176,868	   	210,969
Prepaid and Other Assets	1,875	68,565			70,440
Total Current Assets	95,245	211,011			483,124

Property, plant and equipment, net	64,711	604,273	655,727	   	1,324,711

Deposits	8,010				8,010
Permits and Licenses			160,000	   	160,000

TOTAL ASSETS	$167,966	$815,284			$1,975,845

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$11,262	$101,742			$113,004
Accrued bonus payable	—	209,964	(209,964)	   	—
Environmental liability	—	320,000	(288,000)	< C>	32,000
Current portion of long term debt	—	56,051			56,051
Total Current Liabilities	11,262	687,757			201,055

Long term debt, less current portion		98,086	1,020,000	< B>	1,118,086

Asset Retirement Obligation	14,470				14,470

TOTAL LIABILITIES	25,732	785,843			1,333,611

STOCKHOLDERS' EQUITY
Common stock			5,000	< B>
	75,988	1,000,000	(1,000,000)	< A>	80,988
			495,000	< B>
Additional paid in capital	18,986,768	(557,816)	557,816	< A>	19,481,768
Accumulated deficit	(18,920,522)	(412,813)	412,813	< A>	(18,920,522)
	142,234	29,371			642,234

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$167,966	$815,214			$1,975,845

See notes to unaudited pro forma condensed consolidated financial statements

2

FREESTONE RESOURCES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED MARCH 31, 2015

	Freestone	CTR	Pro Forma Adjustments	Combined

REVENUE
Tipping Fee Revenue	$—	$340,663	$	340,663
Tire Repair Revenue	—	344,611		344,611
Used Tire Sales	—	129,235		129,235
Oil & Gas Revenue	2,723	—		2,723
Scrap Material Sales	—	47,507		47,507
Total Revenue	2,723	862,016		864,739

COSTS OF REVENUE
Tipping Fee Operations	—	191,568		191,568
Tire Repair and Sales	—	113,403		113,403
Tire Disposal	—	123,515		123,515
Total Cost of Revenue	—	428,486		428,486

GROSS PROFIT	2,723	433,530		436,253

OPERATING EXPENSES
Lease Operating Cost	7,410	—		7,410
Selling	—	117,580		117,580
General and Administrative	186,856	257,819		444,675
Depreciation and Amortization	10,324	48,717		59,041
Gain on Sale of Asset	(1,064)	—		(1,064)
Total Operating Expense	203,526	424,116		627,642

INCOME (LOSS) FROM OPERATIONS	(200,803)	9,414		(191,389)

OTHER EXPENSES
Interest Expense, net	—	(8,248)		(8,248)
	—	(8,248)		(8,248)

INCOME (LOSS) BEFORE TAXES	(200,803)	1,166		(199,637)

PROVISION FOR INCOME TAXES	—	—		—

NET INCOME(LOSS)	$(200,803)	$1,166	$	$(199,637)

Basic and Diluted Net Loss Per Share	(0.00)			(0.00)

Weighted Average Share Outstanding
Basic and Diluted	74,738,907			79,738,907

See notes to unaudited pro forma condensed consolidated financial statements

3

FREESTONE RESOURCES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2014
(Unaudited)

	Freestone	CTR	Pro Forma Adjustments	Combined

REVENUE
Tipping Fee Revenue	$—	$358,946	$	358,946
Tire Repair Revenue	—	377,459		377,459
Used Tire Sales	—	415,395		415,395
Oil & Gas Revenue	12,758	—		12,758
Scrap Material Sales	—	80,880		80,880
Total Revenue	12,758	1,232,680		1,245,438

COSTS OF REVENUE
Tipping Fee Operations	—	278,786		278,786
Tire Repair and Sales	—	207,924		207,924
Tire Disposal	—	146,167		146,167
Cost of Petrozine	5,511	—		5,511
Total Cost of Revenue	5,511	632,877		638,388

GROSS PROFIT	7,247	599,803		607,050

OPERATING EXPENSES
Lease Operating Cost	28,306	—		28,306
Selling	—	141,825		141,825
Revision to ARO estimate	(26,027)			(26,027)
Loss on Equity Method Investment	31,340			31,340
Impairment of Equity method Investment	38,660			38,660
General and Administrative	482,383	345,375		827,758
Depreciation and Amortization	17,181	74,099		91,280
Gain on Sale of Asset	(5,000)	—		(5,000)
Total Operating Expense	566,843	561,299		1,128,142

INCOME (LOSS) FROM OPERATIONS	(559,596)	38,504		(521,092)

OTHER EXPENSES
Interest Expense, net	—	(13,474)		(13,474)
	—	(13,474)		(13,474)

INCOME (LOSS) BEFORE TAXES	(559,596)	25,030		(534,566)

PROVISION FOR INCOME TAXES	—	—		—

NET INCOME(LOSS)	$(559,596)	$25,030	$	(534,566)

Basic and Diluted Net Loss Per Share	(0.01)			(0.01)

Weighted Average Share Outstanding
Basic and Diluted	70,197,385			75,197,385

See notes to unaudited pro forma condensed consolidated financial statements

4

1. BASIS OF PRESENTATION:

The accompanying Pro Forma Statement of Operations for the year ended June 30, 2014, and for the nine month period ended March 31, 2015, reflects the acquisition of CTR by the Company as if it had occurred on July 1, 2013 by combining the results of Freestone and CTR for the year ended June 30, 2014 and for the nine month period ended March 31, 2015.

The accompanying Pro Forma Balance Sheet as of March 31, 2015 gives effect to the purchase of CTR by Freestone as of March 31, 2015 by combining the balance sheets of both Freestone and CTR as of March 31, 2015. The CTR March 31, 2015 were derived from the historical accounting records of CTR.

2. CORRECTION OF AN ERROR:

Freestone has determined that the derivative liability reported as a result of the warrants issued as a result of the Aqueous Services, LLC transaction, were in fact not a derivative liability and the equity investment in Aqueous Services, LLC should have been written down to zero as of June 30, 2014. Management evaluated the impact of these errors on the year ended June 30, 2014 and the nine months ended March 31, 2015 both quantitatively and qualitatively, and determined that the errors were immaterial to the these financial statements. Pursuant to the SEC SAB Topic 108, the prior period numbers have been corrected in this filing and the derivative liability and the equity method investment and their impact on the statements of operations have been removed.

3. PRO FORMA ADJUSTMENTS:

The Pro Forma Financial Statements are based on the historical consolidated financial statements of the Company and CTR. The adjustments that were made are based on the information that is available and certain assumptions. Thus, actual adjustments may differ from the pro forma adjustments. These Pro Forma Financial Statements attached hereto have been prepared using the acquisition method of accounting for the combination of Freestone and CTR.

The adjustments made in the preparation of the Pro Forma Financial Statements are as follows:

(A)	The elimination of CTR’s Stockholder’s Equity

(B)	Acquisition Funding

The CTR acquisition was funded by the issuance of 5,000,000 shares of Freestone’s common stock for $500,000. The Proceeds from the stock sale were used as a down payment.The remainder of the purchase price was finance by a note payable to the seller IWSI in the amount of $1,020,000.

5

(C)	The preliminary allocation of the purchase price was based on estimates of the fair value of the assets and liabilities assumed and adjusted for certain liabilities not assumed as of June 24, 2015. The valuation of net assets acquired is as follows:

Cash	$25,349
Account Receivable	82,996
Inventory	210,969
Prepaid Expenses	68,566
Land and Building	1,060,000
Machinery and Equipment	200,000
Permits and Licenses	160,000
Accounts Payable and Accrued Liabilities	(101,743)
Environmental Liability	(32,000)
Notes Payable	(154,137)
$1,520,000

6